EXHIBIT 23.2
                                                                    ------------




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2003, except as to Note 13, for which the date is March 21, 2003, relating to the financial statements and financial statement schedule, which appears in the Annual Report on Form 10-K of Evergreen Solar, Inc. for the year ended December 31, 2002.




                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 6, 2003